UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 13, 2007, a former technology consultant exercised the remaining 900,000 warrants available under a warrant issued to the consultant by XsunX, Inc. The warrant grant was made in September 2004, for 1,000,000 shares with an exercise price of $0.15 per share. In connection with the exercise of the remainder of the warant, XsunX issued 900,000 shares of its restricted common stock and received cash of $135,000 which it intends to use to support operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2007

                                        XSUNX, INC.


                                        By:
                                            /s/Tom Djokovich
                                            -----------------
                                            Tom Djokovich, CEO/President